Exhibit 10.5

NORTH BAY TRAIL, LLC •  12888 N. BAY TRAIL •  SIDE LAKE, MN 55781

December 24, 2004

Reptron Manufacturing Services

Attn: Paul Plante, CEO

13750 Reptron Blvd

Tampa, FL 33626

Ref:	Reptron Manufacturing Services (Hibbing)
3125 14th Avenue East
Hibbing, MN 55746
Lease – Longyear Building (11346 Hwy 37• ( Hibbing, MN 55746)
Original Lease to End 12/31/05
$6,500.00/month

It has been our intent since April 2003 to limit/end Reptron’s expenses for the above reference building as we have consolidated the operations to the main campus in the Industrial Park. The lower level of business, incorporation of Lean Manufacturing and our aggressive approach to cost reduction is the reason Reptron/North Bay Trail, LLC agree to terminate this lease and end this expense for Reptron Manufacturing Services.

Unfortunately a Buyer is difficult to find at this time, with several interested such as Hibbing Van and Storage, Range Cornice and various opportunities worked by the Hibbing EDS.

I am in the process of Leasing the building with an option to buy ending 12/31/06 at a monthly lease of $5,000.00/month.

North Bay Trail, LLC will terminate the lease with Reptron for the following fee:

February – December 2005 $6,500.00 - $5,000.00 = $1,500.00 x 11 = $16,500.00

*Reptron will have the use of the adjacent building through 6/30/05 for equipment/material storage.

*Reptron will be responsible for the utilities for that building while using.

For 2005, Reptron’s costs would have been:

Lease $6,500.00 x 11	$71,500.00
Taxes	$12,000.00
Utilities, heat, AC, etc	$13,200.00
Insurance (property and liability)	Paid by Reptron
General Maintenance, mowing, snow plowing,
Security, etc. (estimated 40 hrs/mo x $30.00/hyr)	$14,440.00

$111,100.00
16,500.00

Total savings for 2005	$94,600.00

Savings 2006 beyond $117,600.00/per year.

Please see attached. If you have any questions or changes, please let me know.

NORTH BAY TRAIL, LLC

/s/ Bonnie Fena    1/10/2005

Approved and accepted by REPTRON MANUFACTURING SERVICES

/s/ Paul Plante, CEO    1/15/2005